Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Growth-100 Power Buffer ETF™ – October

(formerly Innovator Nasdaq-100 Power Buffer ETF™ – October)

(the “Fund”)

Supplement To the Fund’s Prospectus
Dated March 1, 2021

September 23, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately one year. The current Outcome Period will end on September 30, 2021, and the Fund will commence a new outcome period that will begin on October 1, 2021 and end on September 30, 2022. The Fund’s new Cap will not be determined until the start of the new outcome period on October 1, 2021. Effective as of the commencement of the outcome period on October 1, 2021, the outcomes for the Fund will be based upon the Invesco QQQ TrustSM , Series 1. As of September 22, 2021, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth-100 Power Buffer ETF™ – October	NOCT	9.12% – 11.10% (8.33% – 10.31% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference